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EXHIBIT INDEX

Exhibit         10 (a):  Letter  Agreement  dated  July  28,  1999,
                         amending the Selling Agent  Agreement dated June 1,
                         1990

                   (b): Letter Agreement dated July 28, 1999, amending the Marketing Agreement dated October 10, 1991